EXHIBIT 10 (ii)



                   AMENDMENT NO. 2 TO CREDIT

                 AGREEMENT; CONSENT AND WAIVER


        THIS AMENDMENT NO. 2 (the "Amendment") is dated as of the
31st day of December, 1997, by and among Family Dollar Stores,
Inc., a Delaware corporation ("FDSI"), Family Dollar, Inc.
("FDI") (FDSI and FDI are collectively referred to as the "Borrower") and NationsBank, N.A. (The "Bank").

                            RECITALS

        (a) FDSI and the Bank previously have entered into that certain Credit Agreement, dated as of March 31, 1996, as amended by Amendment No. 1 dated March 26, 1997 (the "Agreement") pursuant to which the Bank has made a revolving credit facility available to FDSI.

        (b) FDSI intends to reorganize its corporate structure and has requested that the Bank consent to such reorganization.

        (c) FDSI has requested certain changes in the terms of the Credit Agreement and the Bank is willing to agree to those changes on the terms and conditions set forth herein.

        (d) FDI desires to join in the Credit Agreement as a Borrower.

        (e) FDSI, FDI and the Bank desire to amend the Agreement as set forth herein.

        NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

        SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

        SECTION 2. Amendments to the Agreement. The Agreement is, effective as of the date first above written, hereby amended as follows:

        (a) All references to the "Borrower" in the Agreement are hereby amended to mean FDSI and FDI collectively and individually as the context requires.

        (b) Section 1.01 is amended by adding the following definitions:

              "FDI" means Family Dollar, Inc., a North Carolina corporation and wholly owned subsidiary of FDSI.

              "FDSI" means Family Dollar Stores, Inc., a Delaware corporation.

        SECTION 3. Obligations of Borrower. FDSI shall remain responsible for the performance of its obligations under the Agreement, as amended hereby, and its obligations under the other
Loan Documents.

        By signing this Amendment, FDI hereby agrees to become a Borrower under the Credit Agreement and assumes all of the benefits and obligations, whether now existing or hereafter arising, of the Borrower under the Agreement and the other Loan Documents. FDI agrees to be bound by the provisions of the Agreement and will perform in accordance with its terms all of the obligations which by the terms of the Agreement are required to be performed as the Borrower. FDI and FDSI agree that all of their obligations as the Borrower under the Agreement and the Notes shall be joint and several.

        SECTION 4. Representations and Warranties. In order to induce the Bank to enter into this Amendment and the transactions described herein, each of the Borrowers hereby represents and warrants that each has examined or re-examined the Agreement and that as of the date hereof:

        (i) This Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as limited by applicable Debtor Relief Laws and general principles of equity;

        (ii) The representations and warranties made by the Borrower in Article V thereof (except that the financial statements referred to in Section 5.02 shall be those most recently furnished to the Bank pursuant to Section 6.01) are true on and as of the date hereof;

        (iii) There has been no material change in the condition, financial or otherwise, of the Borrowers and its Subsidiaries since the date of the most recent financial reports of the Borrowers received by the

               Bank under Section 6.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change; and

        (iv) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, would constitute a Default or an Event or Default on the part of the Borrower under the Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

        SECTION 5. Consent and Waiver. The Bank hereby consents to the corporate reorganization of FDSI and its Subsidiaries as outlined in the letters from George R. Mahoney, Jr. to the Bank dated December 11, 1997 and December 23, 1997, respectively (the "Reorganization"). To the extent the Reorganization causes any violation or non-compliance with Section 6.08, the Bank waives such violation or non-compliance. This consent and waiver is effective only as to the Reorganization and shall not constitute a consent or waiver to any other transactions or to any other disposition of any other property of the Borrower or in any way modify the Agreement or discharge any of the Borrower's obligations thereunder.

        SECTION 6. Amended and Restated Notes. FDSI and FDI agree to execute and deliver to the Bank, the Amended and Restated Tranche A Note and the Amended and Restated Tranche B Note substantially in the forms of Exhibits A, B, C and D hereto.
FDSI, FDI and the Bank acknowledge and agree that such Amended and Restated Notes collectively evidence the principal indebtedness of the Tranche A Loan and the Tranche B Loan under the Agreement, and that such principal indebtedness of the Borrower or the obligation of the Bank to make Loans shall not exceed the amounts of the Tranche A Commitment and the Tranche B Commitment, rspectively. Upon receipt of such Amended and Restated Notes, the Bank agrees to return promptly the Tranche A Note and the Tranche B Note originally delivered in connection with the Agreement.

        SECTION 7. Guarantors. Each of the Guarantors has joined in this Amendment for the purpose of consenting hereto and confirming that the Guarantee remains in full force and effect.

        SECTION 8. Integration: Confirmation. On and after the date hereof, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each such reference in all other documents delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the

Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

        SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts (including counterparts signed and delivered by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 10. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of North Carolina.

        SECTION 11. Other Documents. FDI and FDSI agree to deliver or cause to be delivered within thirty days from the date hereof, an Incumbency Certificate and a Secretary's Certificate of FDI including certified copies of FDI's Articles of Incorporation, bylaws and resolutions of the board of directors authorizing the entering into of this Amendment and assuming its obligations as a Borrower under the Agreement. FDSI also agrees to deliver a certified copy of its board of directors resolutions approving the Reorganization.

        SECTION 12. Further Assurances. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Bank; the Bank shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including copies of resolutions of the Borrowers authorizing the transactions contemplated by this Amendment, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Bank.

        SECTION 13. Ratification. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

        SECTION 14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


BORROWERS:

FAMILY DOLLAR STORES, INC.         FAMILY DOLLAR, INC.

BY:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance



Acknowledged and Consented to by:


GUARANTORS:

FAMILY DOLLAR SERVICES, INC.       FAMILY DOLLAR OPERATIONS, INC.

BY:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance


FAMILY DOLLAR TRUCKING, INC.

BY:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS
Title:  Senior Vice President-
        Finance



BANK:

NATIONSBANK, N.A.

BY:     RICHARD G. PARKHURST, JR.
Name:   RICHARD G. PARKHURST, JR.
Title:  Vice President

                            EXHIBIT A

              AMENDED AND RESTATED TRANCHE A NOTE


$50,000,000.00                                 December 31, 1997

        FOR VALUE RECEIVED, the undersigned, FAMILY DOLLAR STORES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), at the Principal Office, in lawful money of the United States of America, the principal amount of Fifty Million Dollars ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche A Loan, at such office, in like money, for the period commencing on the date of such Tranche A Loan until such Tranche A Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The books and records of the Bank shall be prima facie evidence of all amounts outstanding hereunder.

        This Note is the Tranche A Note referred to in the Credit Agreement of even date herewith, between the Borrower and the Bank (such Credit Agreement, as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche A Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Tranche A Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

        This Note shall be governed by and construed in accordance with the laws of the State of North Carolina and the applicable laws of the United States of America.

                         FAMILY DOLLAR STORES, INC.

                         By:

                         Title:

                           EXHIBIT B

              AMENDED AND RESTATED TRANCHE A NOTE


$50,000,000.00                                 December 31, 1997

        FOR VALUE RECEIVED, the undersigned, FAMILY DOLLAR, INC., a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), at the Principal Office, in lawful money of the United States of America, the principal amount of Fifty Million Dollars ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche A Loan, at such office, in like money, for the period commencing on the date of such Tranche A Loan until such Tranche A Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The books and records of the Bank shall be prima facie evidence of all amounts outstanding hereunder.

        This Note is the Tranche A Note referred to in the Credit Agreement of even date herewith, between the Borrower and the Bank (such Credit Agreement, as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche A Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Tranche A Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

        This Note shall be governed by and construed in accordance with the laws of the State of North Carolina and the applicable laws of the United States of America.

                         FAMILY DOLLAR, INC.

                         By:

                         Title:

                           EXHIBIT C

              AMENDED AND RESTATED TRANCHE B NOTE


$50,000,000.00                                 December 31, 1997

        FOR VALUE RECEIVED, the undersigned, FAMILY DOLLAR STORES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), at the Principal Office, in lawful money of the United States of America, the principal amount of Fifty Million Dollars ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche B Loan, at such office, in like money, for the period commencing on the date of such Tranche B Loan until such Tranche B Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The books and records of the Bank shall be prima facie evidence of all amounts outstanding hereunder.

        This Note is the Tranche B Note referred to in the Credit Agreement of even date herewith, between the Borrower and the Bank (such Credit Agreement, as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche B Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Tranche B Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

        This Note shall be governed by and construed in accordance with the laws of the State of North Carolina and the applicable laws of the United States of America.

                         FAMILY DOLLAR STORES, INC.

                         By:

                         Title:

                           EXHIBIT D

              AMENDED AND RESTATED TRANCHE B NOTE


$50,000,000.00                                 December 31, 1997

        FOR VALUE RECEIVED, the undersigned, FAMILY DOLLAR, INC., a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), at the Principal Office, in lawful money of the United States of America, the principal amount of Fifty Million Dollars ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche B Loan, at such office, in like money, for the period commencing on the date of such Tranche B Loan until such Tranche B Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The books and records of the Bank shall be prima facie evidence of all amounts outstanding hereunder.

        This Note is the Tranche B Note referred to in the Credit Agreement of even date herewith, between the Borrower and the Bank (such Credit Agreement, as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche B Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Tranche B Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

        This Note shall be governed by and construed in accordance with the laws of the State of North Carolina and the applicable laws of the United States of America.

                         FAMILY DOLLAR, INC.

                         By:

                         Title: